                                                                                                            EXHIBIT 99.1

BANDAG, INCORPORATED AND SUBSIDIARIES
                                                                                   (In thousands except per share data)
                                                                         Three Months Ended                 Nine Months Ended

Unaudited Condensed Consolidated Statements of Earnings              9/30/99          9/30/98           9/30/99          9/30/98
Net sales                                                           $ 273,240        $ 282,636         $ 749,498        $ 784,694
Interest income                                                         1,294            2,241             4,563            7,154
Other income                                                            1,689            4,878             3,850            7,760
                                                                 -----------------------------------------------------------------
                                                                      276,223          289,755           757,911          799,608

Cost of products sold                                                 170,122          173,499           458,648          482,239
Engineering, selling, administrative and other expenses                72,068           81,922           215,123          235,719
Interest expense                                                        2,239            3,163             7,238            8,839
                                                                 -----------------------------------------------------------------
                                                                      244,429          258,584           681,009          726,797
                                                                 -----------------------------------------------------------------
Earnings before income taxes                                           31,794           31,171            76,902           72,811
Income taxes                                                           13,738           13,715            32,683           32,037
                                                                 -----------------------------------------------------------------
Net earnings                                                        $  18,056        $  17,456         $  44,219        $  40,774
                                                                 =================================================================
Net earnings per share - Basic                                      $    0.83        $    0.78         $    2.02        $    1.81
Net earnings per share - Diluted                                    $    0.82        $    0.77         $    2.01        $    1.79
Cash dividends per share                                            $   0.285        $   0.275         $   0.855        $   0.825
Depreciation included in expense                                    $   9,677        $  10,778         $  29,823        $  30,148
Amortization included in expense                                    $   2,493        $   2,035         $   7,398        $   6,475
Average shares outstanding - Basic                                     21,873           22,279            21,885           22,583
Average shares outstanding - Diluted                                   21,940           22,536            21,957           22,749

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
                                                                                                              (In thousands)
                                                                                                            Nine Months Ended
Unaudited Condensed Consolidated Statements of Cash Flows                                               9/30/99          9/30/98
Operating Activities
  Net earnings                                                                                         $  44,219        $  40,774
  Provision for depreciation and amortization                                                             37,221           36,623
  Increase (decrease) in operating assets and liabilities - net                                            3,302          (21,615)
                                                                                                     -----------------------------
    Net cash provided by operating activities                                                             84,742           55,782
Investing Activities
  Additions to property, plant and equipment                                                             (28,147)         (32,177)
  Purchases of investments                                                                               (11,628)         (20,941)
  Maturities of investments                                                                                8,715            8,282
  Payments for acquisitions of businesses                                                                 (4,357)          (5,105)
                                                                                                     -----------------------------
    Net cash used in investing activities                                                                (35,417)         (49,941)
Financing Activities
  Proceeds from short-term notes payable                                                                       -           37,363
  Principal payments on short-term notes payable and other long-term liabilities                          (7,125)        (140,587)
  Cash dividends                                                                                         (18,744)         (18,551)
  Purchases of Common Stock and Class A Common Stock                                                      (1,212)         (28,234)
                                                                                                     -----------------------------
    Net cash used in financing activities                                                                (27,081)        (150,009)
Effect of exchange rate changes on cash and cash equivalents                                              (3,288)          (1,306)
                                                                                                     -----------------------------
    Increase (decrease) in cash and cash equivalents                                                      18,956         (145,474)
Cash and cash equivalents at beginning of year                                                            37,912          196,400
                                                                                                     -----------------------------
    Cash and cash equivalents at end of period                                                         $  56,868        $  50,926
                                                                                                     =============================
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
BANDAG, INCORPORATED AND SUBSIDIARIES
                                                                                                              (In thousands)
                                                                                                       Sept. 30,         Dec. 31,
Unaudited Condensed Consolidated Balance Sheets                                                           1999             1998
ASSETS:
Cash and cash equivalents                                                                              $  56,868        $  37,912
Investments                                                                                               12,634            9,721
Accounts receivable - net                                                                                199,821          217,299
Inventories:
  Finished products                                                                                      101,246           96,889
  Materials & work-in-process                                                                             17,275           14,845
                                                                                                     -----------------------------
                                                                                                         118,521          111,734
Other current assets                                                                                      59,967           62,458
                                                                                                     -----------------------------
  Total current assets                                                                                   447,811          439,124
Property, plant, and equipment                                                                           499,071          503,745
  Less accumulated depreciation                                                                         (296,184)        (290,699)
                                                                                                     -----------------------------
                                                                                                         202,887          213,046
Other assets, net                                                                                         98,694          103,559
                                                                                                     -----------------------------
  Total assets                                                                                         $ 749,392        $ 755,729
                                                                                                     =============================

LIABILITIES & STOCKHOLDERS' EQUITY:
Accounts payable                                                                                       $  22,405        $  38,286
Income taxes payable                                                                                      28,816           13,704
Accrued employee compensation and benefits                                                                26,150           27,498
Accrued marketing expenses                                                                                30,230           37,044
Other accrued expenses                                                                                    46,600           46,880
Short-term notes payable and current portion of other obligations                                          4,868           11,497
                                                                                                     -----------------------------
  Total current liabilities                                                                              159,069          174,909
Long-term debt and other obligations                                                                     109,097          109,757
Deferred income tax liabilities                                                                            4,744            3,766
Stockholders' equity:
  Common Stock; $1 par value; authorized - 21,500,000 shares;
    Issued and outstanding - 9,085,595 shares in 1999; 9,083,797 in 1998                                   9,086            9,084
  Class A Common Stock; $1 par value; authorized - 50,000,000 shares;
    Issued and outstanding - 10,781,892 shares in 1999; 10,824,974 in 1998                                10,782           10,825
  Class B Common Stock; $1 par value; authorized - 8,500,000 shares;
    Issued and outstanding - 2,045,697 shares in 1999; 2,046,577 in 1998                                   2,046            2,047
  Additional paid-in capital                                                                               7,353            7,287
  Retained earnings                                                                                      476,602          452,274
  Equity adjustment from foreign currency translation                                                    (29,387)         (14,220)
                                                                                                     -----------------------------
    Total equity                                                                                         476,482          467,297
                                                                                                     -----------------------------
    Total liabilities & stockholders' equity                                                           $ 749,392        $ 755,729
                                                                                                     =============================
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